Exhibit 10.1

AMENDED and RESTATED

2025 INDUCEMENT EQUITY INCENTIVE PLAN
XENON PHARMACEUTICALS INC.

Amended as of April 7, 2026

ARTICLE 1

Purpose

1.1
The purpose of this Plan is to promote the interests of Xenon Pharmaceuticals Inc. (the “Company”) by assisting the Company in attracting, retaining and motivating employees by providing an inducement material to individuals entering into employment with the Company or any of its subsidiaries.

The Company believes that this purpose may best be effected by granting Options or Share Awards to acquire Common Shares without par value in the capital of the Company. This Plan is intended to meet the requirements of a plan providing for inducement grants under Nasdaq Listing Rule 5635(c)(4) and the official regulations thereunder (together, the “Inducement Listing Rule”) and shall be administered in accordance with such intent. Each Award under the Plan is intended to qualify as an employment inducement award under the Inducement Listing Rule or to qualify under the exception relating to plans or arrangements relating to an acquisition or merger under Nasdaq Listing Rule 5635(c)(3) and the official guidance thereunder.

aRTICLE 2

Interpretation

2.1
In this Plan, unless there is something in the subject matter or context inconsistent therewith:
(a)
“Award” means, individually or collectively, an award of Options, an award of Share Appreciation Rights, a Restricted Share Award, a Restricted Share Unit Award, or a Performance Share Award granted under the Plan;
(b)
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan;
(c)
“Blackout Period” means any period during which a Participant is prevented from trading the Common Shares pursuant to a policy of the Company, including but not limited to the Company’s insider trading policy, as amended and in force from time to time, and any lockup or similar agreement between the Company and a third party restricting the trading of Common Shares;
(d)
“Board of Directors” means the board of directors of the Company;

(e)
“Business Day” means a day, other than Saturday, Sunday and any other day which is a statutory holiday in British Columbia Canada or New York U.S.A.;
(f)
“Cause” with respect to any Participant, shall mean (i) a Participant’s willful misconduct, (ii) a willful failure of a Participant to perform his or her duties, (iii) a Participant’s insubordination, theft, dishonesty, or any other willful conduct that is detrimental to the Company or its subsidiaries, (iv) cause for termination of employment or other service contract at common law, or (v) such other cause as the Compensation Committee in good faith reasonably determines provides cause for the discharge of the Participant or termination of the Participant’s relationship with the Company;
(g)
“Change of Control” means:
(i)
the acquisition by any person or persons acting jointly or in concert (as determined by the Securities Act) (“Person”), whether directly or indirectly, of voting securities of the Company that, together with all other voting securities of the Company held by such Person, constitute in the aggregate more than 50% of all outstanding voting securities of the Company; provided, however, that for purposes of this subsection, the acquisition of additional securities by any one Person, who is considered to own more than 50% of all outstanding voting securities of the Company, will not be considered a Change of Control;
(ii)
an amalgamation, arrangement or other form of business combination of the Company with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination; provided, however, that for purposes of this subsection, the acquisition of additional securities by any one Person, who is considered to own more than 50% of all outstanding voting securities of the Company, will not be considered a Change of Control; or
(iii)
a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to a Related Entity, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity of which the Company has Control, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity of which a Person described in this subsection (iii)(B)(3) has Control. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; or

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control for Awards granted to Participants who are subject to U.S. taxation unless the transaction qualifies as a Change of Control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and U.S. Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if: (x) its sole purpose is to change the state or jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction;

(h)
“CEO” means the Chief Executive Officer of the Company;
(i)
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation;
(j)
“Common Shares” means the common shares without par value in the capital of the Company;
(k)
“Compensation Committee” means the compensation committee of the Board of Directors.
(l)
“Consultant” means a person other than an employee, officer or director of the Company or of any of its subsidiaries that:
(i)
is engaged to provide services to the Company or any of its subsidiaries;
(ii)
provides the services under a written contract with the Company or of any of its subsidiaries; and
(iii)
spends or will spend a significant amount of time and attention on the affairs and business of the Company or of any of its subsidiaries;

(m)
“Control” by a person over a second person means the power to direct, directly or indirectly, the management and policies of the second person by virtue of:
(i)
ownership of or direction over voting securities in the second person;
(ii)
a written agreement or indenture;
(iii)
being or Controlling the general partner of the second person; or
(iv)
being a trustee of the second person;
(n)
“Director” means a member of the board of directors of the Company or any of its subsidiaries;
(o)
“Eligible Persons” means employees of the Company or of any of its subsidiaries, and an “Eligible Person” shall have a corresponding meaning. However, for the avoidance of doubt, although a person who is an employee of the Company or of any of its subsidiaries also may be a Director, a person who already is serving as a Director prior to becoming an employee of the Company or of any of its subsidiaries will not be an Eligible Person who may be granted an Award under the Plan unless permitted under the Inducement Listing Rule. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Eligible Person and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination;
(p)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;
(q)
“Exercise Price” means the price per share at which Common Shares may be subscribed for by a Participant pursuant to a particular Option Award Agreement, as further described under paragraph 8.1(c) of the Plan;
(r)
“Fair Market Value Price” means, as of any date, the value of Common Shares determined as follows:
(i)
if the Common Shares are listed on a Stock Exchange, its Fair Market Value Price will be the closing price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in such other source as the Compensation Committee deems reliable;

(ii)
if the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value Price of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in such source as the Compensation Committee deems reliable; or
(iii)
in the absence of an established market for the Common Shares, the Fair Market Value Price will be determined in good faith by the Compensation Committee.

Notwithstanding the foregoing, if the determination date for the Fair Market Value Price occurs on a day other than a Business Day, the Fair Market Value Price will be the price as determined in accordance with subsections (i) through (iii) above (as applicable) on the next Business Day;

(s)
“Nonqualified Share Option” means an Option to purchase Common Shares that is not intended to be an “incentive stock option” under Section 422 of the Code;
(t)
“Options” means share options granted hereunder to purchase Common Shares from treasury. All Options granted under the Plan will be Nonqualified Share Options;
(u)
“Participant” means an Eligible Person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award;
(v)
“Performance Criteria” means the one or more criteria that the Compensation Committee shall select for purposes of establishing the performance goals for a Performance Period;
(w)
“Performance Period” means one or more periods of time, which may be of varying and overlapping duration, as the Compensation Committee may select, over which the attainment of one or more performance goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Share Award;
(x)
“Performance Share Award” means a bookkeeping entry representing an unfunded and unsecured promise, denominated in Common Shares, to deliver Common Shares or cash measured by the value of Common Shares in the future, granted pursuant to the terms and conditions of Article 9 and subject to the satisfaction of specified performance-based vesting conditions;
(y)
“Plan” means this 2025 Inducement Equity Incentive Plan, as the same may from time to time be supplemented, amended and/or restated and in effect;

(z)
“Related Entity” means, for a company or corporation, a Person that Controls or is Controlled by the Company or that is Controlled by the same Person that controls that company or corporation;
(aa)
“Restricted Share Award” means an award of Common Shares which is granted pursuant to the terms and conditions of Article 9 and subject to restrictions requiring that it be forfeited, redelivered or offered for sale to the Company if specified performance or other vesting conditions are not satisfied;
(bb)
“Restricted Share Unit Award” means a bookkeeping entry representing an unfunded and unsecured promise, denominated in Common Shares, to deliver Common Shares or cash measured by the value of Common Shares in the future, granted pursuant to the terms and conditions of Article 9 and subject to the satisfaction of specified service-based vesting conditions;
(cc)
“Retirement” means retirement as an employee and/or officer of the Company or any of its subsidiaries, and if there is any question on whether a cessation of employment is by way of a retirement or not, the determination by the CEO (or in the CEO’s absence or in the case of a situation involving the cessation of employment of an executive officer of the Company, the Compensation Committee) shall be conclusive and binding on the Participant;
(dd)
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to the Plan;
(ee)
“Section 16(b)” means Section 16(b) of the Exchange Act;
(ff)
“Securities Act” means the Securities Act (British Columbia);
(gg)
“Service Providers” means directors, officers, employees or Consultants of the Company or of any of its subsidiaries, and a “Service Provider” shall have a corresponding meaning. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be a Service Provider and the effective date of such individual’s service or termination of service, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination;
(hh)
“Share Appreciation Right” means a right to receive the appreciation on Common Shares that is granted pursuant to the terms and conditions of Article 9;
(ii)
“Share Award” means any Restricted Share Award, Restricted Share Unit Award, Share Appreciation Right, or Performance Share Award granted under the Plan;

(jj)
“Stock Exchanges” means such stock exchanges or other organized market on which the Common Shares are listed or posted for trading, including the Nasdaq Stock Market;
(kk)
“subsidiary” has the meaning assigned thereto under the Securities Act (British Columbia) as the same may from time to time be amended or re-enacted; and
2.2
Any question arising as to the interpretation of this Plan will be determined by the Compensation Committee and, absent manifest error, such determination will be conclusive and binding on the Company and all Participants.
2.3
In this Plan, words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, limited and unlimited liability companies, general and unlimited partnerships, associations, trusts, incorporated organizations, joint ventures and governmental authorities.

ARTICLE 3

Administration of Plan

3.1
The Plan will be administered by the Compensation Committee so long as the Compensation Committee is the independent compensation committee of the Board of Directors within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules and, if the Compensation Committee does not meet such requirement, the Plan will be administered by the “Independent Directors” (as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules) of the Board of Directors. The Compensation Committee (or the independent members of the Board of Directors) will have full authority to act as the administrator of the Plan and the power to grant Awards under the Plan pursuant to Section 3.3. References in the Plan to the Compensation Committee shall be deemed to refer to the Compensation Committee that is the independent compensation committee of the Board of Directors within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules and/or the “Independent Directors” (as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules) of the Board of Directors, as applicable.
3.2
To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
3.3
Notwithstanding anything in the Plan to the contrary, all Awards granted under the Plan must be approved by a majority of the Company’s “Independent Directors” (as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules) or by the Compensation Committee (which is the independent compensation committee of the Board of Directors within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules), in each case acting as the administrator of the Plan.

3.4
Subject to the provisions of the Plan, the Compensation Committee, will have the authority, in its discretion:
(a)
to determine the Fair Market Value Price;
(b)
subject to Section 3.3 and Article 7, to select the Eligible Persons to whom Awards may be granted hereunder (which Awards will be intended as a material inducement to the individual becoming an employee of the Company or any of its subsidiaries or to otherwise be permitted under Nasdaq Listing Rule 5635(c) and the official guidance thereunder);
(c)
subject to Section 3.3, to determine the number of Common Shares to be covered by each Award granted hereunder;
(d)
to approve forms of Award Agreements for use under the Plan;
(e)
subject to Section 3.3, to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, base value from which appreciation is measured, or purchase price, if any, applicable to any Award, the time or times when Awards may be exercised (which may be based on Performance Criteria), any vesting acceleration or waiver of forfeiture restrictions, the form of settlement of an Award (whether in cash, Common Shares or other property) and any restriction or limitation regarding any Award or the Common Shares relating thereto, based in each case on such factors as the Compensation Committee will determine;
(f)
to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(g)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;
(h)
to modify or amend each Award (subject to Article 11 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards;
(i)
to allow the satisfaction of withholding tax obligations in such manner as prescribed in paragraph 10.6 of the Plan;
(j)
to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted under the Plan;
(k)
to allow a Participant to defer the receipt of the payment of cash or the delivery of Common Shares that would otherwise be due to such Participant, as applicable, under an Award; and

(l)
to make all other determinations deemed necessary or advisable for administering the Plan.
3.5
The Compensation Committee has the authority to determine all questions arising out of the Plan and any Award granted pursuant to the Plan, which interpretations and determinations will be conclusive and binding on the Company and all other affected persons.

ARTICLE 4

Regulations

4.1
The Compensation Committee may from time to time establish such regulations, make such determinations and interpretations and take such steps in connection with this Plan which, in its opinion, are necessary or desirable for the administration of this Plan.

ARTICLE 5

Compliance with Laws

5.1
The Plan, the grant, exercise, vesting, and/or settlement of Awards under the Plan and the Company’s obligation to issue Common Shares on exercise, vesting, or settlement of Awards will be subject to all applicable federal, provincial and foreign laws, rules and regulations and the rules of any regulatory authority or Stock Exchange on which the securities of the Company are listed. The Company shall not be required, or in any way obliged, to grant Awards or issue Common Shares if such grant or issuance would require registration of the Plan or of any Awards or Common Shares under the securities laws of any jurisdiction other than Canada or the United States. Common Shares issued to a Participant pursuant to the exercise, vesting, or settlement of an Award may be subject to limitations on sale or resale under applicable securities laws.
5.2
The Compensation Committee may from time to time take such steps and require such documentation from Eligible Persons or Participants which in its opinion are necessary or desirable to ensure compliance with all applicable laws, the bylaws, rules and regulations of any Stock Exchanges.
5.3
The Compensation Committee may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the exercise, vesting, or settlement of any Award in order to ensure such compliance, including, where applicable, the endorsement of a legend on any certificate representing Common Shares acquired on the exercise, vesting, or settlement of any Award to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

ARTICLE 6

Common Shares subject to Plan

6.1
Subject to adjustment provided for herein and subject to Section 6.3 below, the initial number of Common Shares that may be issued pursuant to the Plan will be 1,175,000 Common Shares (the “Share Reserve”).
6.2
The Board of Directors will reserve for allotment from time to time out of the authorized but unissued Common Shares sufficient Common Shares to provide for issuance of all Common Shares which are issuable under all outstanding Options or Share Awards.
6.3
Upon the expiry or termination of an Award which has not been exercised in full or, with respect to an Award not requiring exercise that is forfeited to or repurchased by the Company due to failure to vest, the number of unpurchased Common Shares reserved for issuance under that Award (or for Awards other than Options or Share Appreciation Rights the forfeited or repurchased Common Shares) shall become available for issue for the purpose of additional Awards which may be granted under this Plan (unless the Plan has terminated). With respect to Share Appreciation Rights, only Common Shares actually issued (i.e., the net Common Shares issued) pursuant to a Share Appreciation Right will cease to be available under the Plan; all remaining Common Shares under Share Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Common Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Common Shares issued pursuant to Restricted Share Awards, Restricted Share Unit Awards, or Performance Share Awards are repurchased by the Company or are forfeited to the Company, such Common Shares will become available for future grant under the Plan. Common Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Common Shares, such cash payment will not result in reducing the number of Common Shares available for issuance under the Plan.
6.4
Participation in this Plan will be entirely voluntary and any decision not to participate will not affect an Eligible Person’s employment or other service relationship with the Company or any of its subsidiaries.
6.5
Nothing in this Plan or in any Award Agreement will confer on any Participant any right to remain as an employee, officer, director or Consultant of the Company or any of its subsidiaries.
6.6
Nothing herein or otherwise shall be construed so as to confer on any Participant any rights as a shareholder of the Company with respect to any Common Shares reserved for the purpose of any Award.

6.7
A Participant will only have rights as a shareholder of the Company with respect to Common Shares that the Participant acquires through the exercise of an Option in accordance with its terms.
6.8
A holder of a Share Award will only have rights as a shareholder of the Company with respect to the Common Shares subject to the Share Award as specified and subject to restrictions as set out in the relevant agreement evidencing such Share Award.

ARTICLE 7

Eligibility

7.1
Awards may be granted to individuals who are employees of the Company or any of its subsidiaries so long as the following requirements are met:
(a)
The individual was not previously an employee of the Company or any of its subsidiaries or a Director, or the individual is returning to employment with the Company following a bona-fide period of non-employment with the Company or any of its subsidiaries; and
(b)
The grant of the Award is an inducement material to the individual’s entering into employment with the Company or any of its subsidiaries in accordance with the Inducement Listing Rule.

In addition, eligibility for Options and Share Appreciation Rights is limited to Eligible Persons who are providing direct services on the date of grant of the Award to the Company or any of its subsidiaries that would be described in the first sentence of Treasury Regulation Section 1.409A-1(b)(5)(iii)(E).

Notwithstanding the foregoing, an employee of the Company or any of its subsidiaries may be granted an Award in connection with a merger or acquisition to the extent permitted by Nasdaq Listing Rule 5635(c)(3) and the official guidance thereunder, and any such grant will not reduce the number of Common Shares available for issuance under the Plan.

aRTICLE 8

Grant of Options

8.1
Subject to Section 3.3, Article 7 and the rules set out below, the Compensation Committee may from time to time grant an Option to any individual as a material inducement to the individual becoming an Eligible Person or as otherwise permitted under Article 7 in connection with a merger or acquisition, in each case, which grant shall become effective only if the individual actually becomes an Eligible Person, as the Compensation Committee deems appropriate:
(a)
Date Option Granted. The date on which an Option will be deemed to have been granted under this Plan will be the date on which the Compensation Committee authorizes the grant of such Option or such other date as may be specified by the Compensation Committee at the time of such authorization.

(b)
Number of Common Shares. The number of Common Shares that may be purchased under any Option by a Participant will be determined by the Compensation Committee provided that such number may not be greater than the maximum number permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges.
(c)
Exercise Price. The exercise price per Common Share under each Option will be determined by the Compensation Committee by reference to the fair market price(s) of the Common Shares on the primary Stock Exchange for which most trading of the Common Shares occurs, generally by reference to the closing market price of the Common Shares, provided that such price may not be less than the lowest price permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including those of the Stock Exchanges. Notwithstanding the foregoing, the Exercise Price of an Option will be no less than one hundred percent (100%) of the Fair Market Value Price per Common Share on the date of grant.
(d)
Award Agreement. Each Option will be evidenced by an Award Agreement, which incorporates such terms and conditions as the Compensation Committee, in its discretion, deems appropriate and consistent with the provisions of this Plan. Each Award Agreement will be executed (which may be electronic signature) by the Eligible Person to whom the Option is granted and on behalf of the Company by any member of the Board of Directors, the CEO or the Corporate Secretary of the Company or such other person as the Compensation Committee may designate for such purpose.
(e)
Expiry of Options. Each Option will expire on the earlier of:
(i)
the date specified in the Award Agreement pursuant to which such Option is granted, provided that such date may not be later than the earlier of (A) the date which is the tenth anniversary of the date on which such Option is granted (except in the circumstances where the tenth anniversary falls within, or within five Business Days after, the end of a Blackout Period, then instead of the tenth anniversary, the relevant date shall be the fifth Business Day after the end of such Blackout Period; provided, however, that the extension in this subsection 7(e)(i)(A)(1) shall be applied to any Option held by a Participant who is a U.S. taxpayer only to the extent that it would not violate Code Section 409A) and (B) the latest date permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges;
(ii)
in the event the Participant ceases to be a Service Provider for any reason, other than death of the Participant, such period of time after the date on which the Participant ceases to be a Service Provider as may be specified by the Compensation Committee, which period may be specified in the specific Award Agreement with respect to such Option (but in no event granted beyond the original expiry date of the Option as provided for in subparagraph (i) above). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 90 days following the date the Participant ceases to be a Service Provider due to termination without Cause or resignation (or 180 days following the date Participant ceases to be a Service Provider due to such Participant’s Retirement, 365 days following the date Participant ceases to be a Service Provider due to such Participant’s disability, and immediately upon Participant ceasing to be a Service Provider due to the termination of such Participant as a Service Provider for Cause). Unless otherwise provided by the Compensation Committee, if on the date the Participant ceases to be a Service Provider, the Participant is not vested as to his or her entire Option, the Common Shares covered by the unvested portion of the Option will revert to the Plan. If after the date the Participant ceases to be a Service Provider, the Participant does not exercise his or her Option within the time specified by the Compensation Committee, the Option will terminate, and the Common Shares covered by such Option will revert to the Plan;
(iii)
in the case of the death of a Participant prior to: (A) the Participant ceasing to be a Service Provider; or (B) the date which is the number of days determined under subparagraph (ii) above, from the date on which the Participant ceased to be a Service Provider; the date which is the 365th day after the date of death of such Participant or such other date as may be specified by the Compensation Committee and which period will be specified in the Award Agreement with respect to such Option (but in no event beyond the original expiry date of the Option as provided for in subparagraph (i) above). Unless otherwise provided by the Compensation Committee, if at the time of death Participant is not vested as to his or her entire Option, the Common Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Common Shares covered by such Option will revert to the Plan;
(iv)
notwithstanding the foregoing provisions of subparagraphs (ii) and (iii) of this paragraph 8.1(e), the Compensation Committee may, subject to regulatory approval, at any time prior to expiry of an Option extend the period of time within which an Option held by a deceased Participant may be exercised or within which an Option may be exercised by an Participant who has ceased to be a Service Provider, but such an extension shall not be granted beyond the original expiry date of the Option as provided for in subparagraph (i) above; and
(v)
notwithstanding the foregoing provisions, if the expiry of an Option pursuant to subparagraphs (ii) and (iii) of this paragraph 8.1(e) occurs during the Blackout Period applicable to the Participant or within five Business Days after the last day of a Blackout Period applicable to the Participant, the expiry date for the Option will be the last day of such five

Business Day period, except to the extent that it would violate Code Section 409A or in the event of expiry of Options following termination of a Participant’s employment or services (for a director) or contract as a Consultant for Cause.
(f)
Exercise of Options.
(i)
The Compensation Committee may impose such limitations or conditions on the exercise or vesting of any Option as the Compensation Committee, in its discretion, deems appropriate. Each Award Agreement will provide that the Option granted thereunder may be exercised by notice signed by the Participant (which may be electronic signature) and accompanied by full payment for the Common Shares being purchased or by other means, including without limitation electronic means via on-line arrangements, as the Compensation Committee may from time to time approve and allow.
(ii)
The Compensation Committee will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of: (A) cash; (B) cheque; (C) other Common Shares, provided that such Common Shares have a Fair Market Value Price on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised and provided that accepting such Common Shares will not result in any adverse accounting consequences to the Company, as the Compensation Committee determines in its sole discretion; (D) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (E) by net exercise; (F) such other consideration and method of payment for the issuance of Common Shares to the extent permitted by the applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject; or (G) any combination of the foregoing methods of payment.

aRTICLE 9

Provisions of Share Awards other than Options

Subject to Section 3.3, Article 7 and the rules set out below, the Compensation Committee may in its discretion determine to grant other forms of Awards other than Options under this Plan to any individual as a material inducement to the individual becoming an Eligible Person or as otherwise permitted under Article 7 in connection with a merger or acquisition, in each case, which grant shall become effective only if the individual actually becomes an Eligible Person, on the terms and conditions set out below and all such other forms of share awards will be subject to the Share Reserve:

9.1
Restricted Share Awards.
(a)
Each Restricted Share Award will be evidenced by an Award Agreement that shall contain such terms and conditions as the Compensation Committee shall deem appropriate. The terms and conditions of each Award Agreement evidencing a Restricted Share Award may change from time to time, and the terms and conditions of separate Restricted Share Award need not be identical, provided, however, that each Award Agreement evidencing a Restricted Share Award shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. A Restricted Share Award may be awarded in consideration for (A) cash, cheque, bank draft or money order payable to the Company; (B) past services actually rendered to the Company or any of its subsidiaries; or (C) any other form of legal consideration that may be acceptable to the Compensation Committee, in its sole discretion, and permissible under applicable law.
(ii)
Vesting; Other Restrictions. Common Shares subject to a Restricted Share Award may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule (which may include performance-based vesting conditions) or other restrictions to be determined by the Compensation Committee as specified in the Award Agreement evidencing the Restricted Share Award. Except as otherwise provided in this Plan, Common Shares subject to the Restricted Share Award will be released from escrow as soon as practicable after such Common Shares vest or the restrictions lapse or at such other time as the Compensation Committee may determine. The Compensation Committee, in its discretion, may accelerate the time at which any vesting conditions or other restrictions will lapse or be removed. On the date set forth in the Award Agreement, the Common Shares subject to the Restricted Share Award that have not vested or for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
(iii)
Voting Rights; Dividend and Other Distributions. Before the Common Shares subject to a Restricted Share Award vest or are otherwise subject to restrictions, Participants holding Common Shares subject to the Restricted Share Award granted hereunder (A) may exercise full voting rights with respect to those Common Shares, unless the Compensation Committee determines otherwise and (B) will be entitled to receive all dividends and other distributions paid with respect to such Common Shares, unless the Compensation Committee provides otherwise. If any such dividends or distributions are paid in Common Shares, the Common Shares will be subject to the same restrictions on transferability and forfeitability as the Common Shares subject to the Restricted Share Award with respect to which they were paid.

9.2
Restricted Share Unit Awards.
(a)
Each Restricted Share Unit Award will be evidenced by an Award Agreement that shall contain such terms and conditions as the Compensation Committee shall deem appropriate. The terms and conditions of each Award Agreement evidencing a Restricted Share Unit Award may change from time to time, and the terms and conditions of separate Restricted Share Unit Award need not be identical, provided, however, that each Award Agreement evidencing a Restricted Share Unit Award shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. At the time of grant of a Restricted Share Unit Award, the Compensation Committee will determine the consideration, if any, to be paid by the Participant upon delivery of each Common Share subject to the Restricted Share Unit Award. The consideration to be paid (if any) by the Participant for each Common Share subject to a Restricted Share Unit Award may be paid in any form of legal consideration that may be acceptable to the Compensation Committee in its sole discretion and permissible under applicable law.
(ii)
Vesting. At the time of the grant of a Restricted Share Unit Award, the Compensation Committee may impose such restrictions or conditions to the vesting of the Restricted Share Unit Award as it, in its sole discretion, deems appropriate. The Compensation Committee, in its discretion, may accelerate the time at which any vesting conditions or other restrictions will lapse or be removed. On the date set forth in the Award Agreement, the Restricted Share Unit Award for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan. Except as otherwise provided in the applicable Award Agreement, such portion of the Restricted Share Unit Award that has not vested will be forfeited upon the Participant’s termination of services or employment or engagement with the Company.
(iii)
Payment. Upon meeting the applicable vesting criteria, a Restricted Share Unit Award (or vested portion thereof) may be settled by the delivery of Common Shares, its cash equivalent, or in any combination thereof, as determined by the Compensation Committee and contained in the Award Agreement evidencing the Restricted Share Unit Award.
(iv)
Additional Restrictions. At the time of the grant of a Restricted Share Unit Award, the Compensation Committee, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Common Shares (or their cash equivalent) subject to a Restricted Share Unit Award to a time after the vesting of such Restricted Share Unit Award.

(v)
Dividend Equivalents. Dividend equivalents may be credited in respect of Common Shares covered by a Restricted Share Unit Award, as determined by the Compensation Committee and contained in the Award Agreement evidencing Restricted Share Unit Award. At the sole discretion of the Compensation Committee, such dividend equivalents may be converted into additional Common Shares covered by the Restricted Share Unit Award in such manner as determined by the Compensation Committee. Any additional Common Shares covered by the Restricted Share Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Award Agreement to which they relate.
9.3
Share Appreciation Rights.
(a)
Each Share Appreciation Right Award will be evidenced by an Award Agreement that shall contain such terms and conditions as the Compensation Committee shall deem appropriate. The terms and conditions of each Award Agreement evidencing a Share Appreciation Right Award may change from time to time, and the terms and conditions of separate Share Appreciation Right Award need not be identical, provided, however, that each Award Agreement evidencing a Share Appreciation Right Award shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)
Term. No Share Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Share Appreciation Right Award Agreement.
(ii)
Exercise Price. The exercise under each Share Appreciation Right will be determined by the Compensation Committee by reference to the fair market price(s) of the Common Shares on the primary Stock Exchange for which most trading of the Common Shares occurs, generally by reference to the closing market price of the Common Shares, provided that such price may not be less than one hundred percent (100%) of the Fair Market Value Price per Common Share on the date of grant.
(iii)
Calculation of Appreciation. The appreciation distribution payable on the exercise of a Share Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value Price (on the date of the exercise of the Share Appreciation Right) of a number of Common Shares equal to the number of Common Share equivalents in which the Participant is vested under such Share Appreciation Right, and with respect to which the Participant is exercising the Share Appreciation Right on such date, over (B) the aggregate Exercise Price of such number of Common Share equivalents being exercised.

(iv)
Vesting. At the time of the grant of a Share Appreciation Right, the Compensation Committee may impose such restrictions or conditions to the vesting of such Share Appreciation Right as it, in its sole discretion, deems appropriate.
(v)
Exercise. To exercise any outstanding Share Appreciation Right, the Participant must provide notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such Share Appreciation Right or by other means, including without limitation electronic means via on-line arrangements, as the Compensation Committee may from time to time approve and allow.
(vi)
Payment. The appreciation distribution in respect of a Share Appreciation Right may be paid in Common Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Compensation Committee and set forth in the Award Agreement evidencing such Share Appreciation Right.
(vii)
Expiry of Share Appreciation Rights. Each Share Appreciation Right will expire upon the date determined by the Compensation Committee, in its sole discretion, and set forth in the Award Agreement evidencing Share Appreciation Rights. Notwithstanding the foregoing, the rules of paragraph 8.1(e) also will apply to Share Appreciation Rights.
9.4
Performance Share Awards.
(a)
Each Performance Share Award will be evidenced by an Award Agreement that shall contain such terms and conditions as the Compensation Committee shall deem appropriate. The terms and conditions of each Award Agreement evidencing a Performance Share Award may change from time to time, and the terms and conditions of separate Performance Share Award need not be identical, provided, however, that each Award Agreement evidencing a Performance Share Award shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)
Performance Objectives and Other Terms. The Compensation Committee will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Common Shares subject to a Performance Share Award that will be paid out to the Participant. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Performance Share Award will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Compensation Committee, in its sole discretion, will determine. The Compensation Committee may set performance objectives based upon the achievement of

Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), or any other criterion or criteria determined by the Compensation Committee in its discretion.
(ii)
Vesting. After the applicable Performance Period has ended, the holder of Performance Share Award will be entitled to receive a payout of the number of Common Shares subject to the Performance Share Award earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Share Award, the Compensation Committee, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Common Shares subject to the Performance Share Award.
(iii)
Payment. Upon meeting the applicable vesting criteria, a Performance Share Award (or vested portion thereof) may be settled by the delivery of Common Shares, its cash equivalent, or in any combination thereof, as determined by the Compensation Committee and contained in the Award Agreement evidencing the Performance Share Award.
(iv)
Expiry of Performance Share Award. On the date set forth in the Award Agreement, all unearned or unvested Common Shares subject to a Performance Share Award will be forfeited to the Company, and again will be available for grant under the Plan.

ARTICLE 10

Provisions applicable to Awards

10.1
Leave of Absence/Transfer Between Locations. Unless the Compensation Committee provides otherwise and subject to applicable laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an employee in the case of (a) any leave of absence approved by the Company, (b) transfers between locations of the Company or between the Company, its parent, or any subsidiary, or (c) any statutory-protected leave.
10.2
Restrictions on Transfer. Unless the Compensation Committee provides otherwise, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Compensation Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Compensation Committee deems appropriate.

10.3
Adjustments; Dissolution or Liquidation; Merger or Change of Control.
(a)
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Shares occurs, the Compensation Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will make appropriate adjustments to the number and class of Common Shares that may be delivered under the Plan and/or the number, class, and price of Common Shares covered by each outstanding Award, and the Share Reserve.
(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Compensation Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c)
Change of Control. Subject to the immediately following paragraph, in the event of a merger of the Company with or into another corporation or other entity or a Change of Control, each outstanding Award will be treated as the Compensation Committee determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change of Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change of Control, and, to the extent the Compensation Committee determines, terminate upon or immediately prior to the effectiveness of such merger or Change of Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Compensation Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Compensation Committee in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subparagraph (c), the Compensation Committee will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award consistent with subsection (i) of the immediately preceding paragraph, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Share Appreciation Rights, including Common Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Share Awards, Performance Share Awards, and Restricted Share Unit Awards will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Share Appreciation Right is not assumed or substituted in the event of a Change of Control, the Compensation Committee will notify the Participant in writing or electronically that the Option or Share Appreciation Right will be exercisable for a period of time determined by the Compensation Committee in its sole discretion, and the Option or Share Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subparagraph (c), an Award will be considered assumed if, following the Change of Control, the Award confers the right to purchase or receive, for each Common Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Shares for each Common Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if such consideration received in the Change of Control is not solely common shares or common stock of the successor corporation or its Parent, the Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Share Appreciation Rights or upon the payout of a Restricted Share Unit Award or Performance Share Award, for each Common Share subject to such Award, to be solely common shares or common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Shares in the Change of Control.

Notwithstanding anything in this subparagraph (c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

10.4
Representations and Covenants of Award Holder. Each Award Agreement will contain representations and covenants of the holder that:
(a)
the holder is an employee of the Company or of a subsidiary of the Company on the date of grant;

(b)
the holder’s participation in the Plan is voluntary;
(c)
the holder is aware that the grant of the Award and the issuance by the Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the Awards or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any Awards or issue any Common Shares upon the exercise, vesting, or settlement of an Award, as the case may be, will cease; and
(d)
the holder or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares purchased pursuant to the exercise of the Share Awards, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States.
10.5
Clawback/Recovery. All Awards granted under the Plan will be subject to any policy or policies of the Company or any of its affiliates that provides for forfeiture, disgorgement or clawback with respect to incentive compensation that includes Awards under the Plan, including the Xenon Pharmaceuticals Clawback Policy. In addition, the Compensation Committee may impose such other clawback, recovery or recoupment provisions in an agreement evidencing the grant of the Awards as the Compensation Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Common Shares. No recovery of compensation under any clawback policy of the Company will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its subsidiaries. Each Participant, by accepting or being deemed to have accepted an Award under the Plan, agrees (or will be deemed to have agreed) to the terms of this Section 10.5 and to any clawback, recoupment or similar policy or policies of the Company or any of its affiliates applicable to the Participant and further agrees (or will be deemed to have agreed) to cooperate fully with the Compensation Committee, and to cause any and all permitted transferees of the Participant to cooperate fully with the Compensation Committee, to effectuate any forfeiture or disgorgement described in this Section 10.5. Neither the Compensation Committee nor the Company nor any other person, other than the Participant and his or her permitted transferees, if any, will be responsible for any adverse tax or other consequences to a Participant or his or her permitted transferees, if any, that may arise in connection with this Section 10.5.

10.6
Taxes.
(a)
Withholding Requirements. Prior to the delivery of any Common Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. or Canadian federal, provincial, state, local, foreign or other taxes required to be withheld with respect to such Award (or exercise thereof).
(b)
Withholding Arrangements. The Compensation Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Common Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Common Shares having a fair market value not in excess of the maximum statutory amount required to be withheld. The fair market value of the Common Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
(c)
Code Section 409A.
(i)
Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Compensation Committee. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Compensation Committee. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of the Plan to reimburse a Participant for any taxes or other costs that may be imposed on the Participant as a result of Code Section 409A.
(ii)
Notwithstanding anything to the contrary in the Plan or any Award Agreement, the Compensation Committee may unilaterally amend, modify or terminate the Plan or any outstanding Award, including, without limitation, changing the form of the Award, if the Compensation Committee determines that such amendment, modification or termination is necessary or desirable to avoid the imposition of an additional tax, interest or penalty under Code Section 409A.
(iii)
If a Participant is determined on the date of the Participant’s termination of employment to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B), then, with regard to any payment that is considered nonqualified deferred compensation under Code Section 409A, to the extent applicable, payable on account of a “separation from service”, such payment will be made or provided on the date that is the earlier of (x) the first Business Day following the expiration of the six-month period measured from the date of such “separation from service” and (y) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 10.6(c)(iii) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid on the first Business Day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award Agreement.
(iv)
With regard to any payment considered to be nonqualified deferred compensation under Code Section 409A, to the extent applicable, that is payable upon a change in control of the Company or other similar event, to the extent required to avoid the imposition of any additional tax, interest, or penalty under Code Section 409A, no amount will be payable unless such change in control constitutes a “change in control event” within the meaning of Section 1.409A-3(i)(5) of the Treasury Regulations.
(v)
For purposes of Code Section 409A, each payment made under the Plan or any Award will be treated as a separate payment.

ARTICLE 11

Suspension, Amendment or Termination of Plan

11.1
The Plan will become effective upon its adoption by the Board of Directors. It will continue in effect for a term of ten (10) years from the date adopted by the Board of Directors, unless terminated earlier under paragraph 11.2 of the Plan.
11.2
The Board of Directors or the Compensation Committee will have the right at any time and from time to time to suspend, amend or terminate this Plan or any Award in any manner without consent or approval from Participants or shareholders (provided that no such suspension, amendment or termination may be made that will materially prejudice the rights of any Participant under any Award previously granted to such Participant without consent by such Participant); it being understood that no action taken by the Board of Directors or the Compensation Committee that is permitted under the Plan including, without limitation, under Section 10.3 of the Plan shall be deemed an amendment requiring consent by a Participant.

11.3
The full powers of the Board of Directors or the Compensation Committee as provided for in this Plan will survive the termination of this Plan until all Awards have been exercised or settled in full or have otherwise expired.

aRTICLE 12

Applicable Law

12.1
The laws of the Province of British Columbia shall apply to the Plan and any Award Agreement evidencing the grant of Awards granted hereunder and will be interpreted and construed in accordance with the laws of the Province of British Columbia.
12.2
Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with the Plan to the exclusive jurisdiction of the courts of the Province of British Columbia.

ARTICLE 13

13.1
The Company will obtain stockholder approval of any Plan amendment to the extent that the Board of Directors or the Compensation Committee (in its discretion) determines such approval is necessary and desirable to comply with applicable laws.

AMENDED AND RESTATED 2025 INDUCEMENT EQUITY INCENTIVE PLAN

XENON PHARMACEUTICALS INC.

NONQUALIFIED SHARE OPTION AGREEMENT

THIS AGREEMENT made on [________] (the “Date of Grant”)

AMONG:

Xenon Pharmaceuticals Inc., a company incorporated under the laws of Canada
(the “Company”)

AND:

[First Name, Last Name, Title]
(the “Optionee”)

WHEREAS:

A. The Optionee is a newly employed employee of the Company or one of its subsidiaries who (i) was not previously an employee of the Company or any of its subsidiaries or a Director, or (ii) is returning to employment with the Company following a bona-fide period of non-employment with the Company or any of its subsidiaries;

B. The Company considers that the grant to the Optionee of an option to purchase Common Shares in the Company to be an inducement material to the Optionee’s entering into employment with the Company or any of its subsidiaries in accordance with the Inducement Listing Rule; and

C. The Option is granted pursuant to the exception to shareholder approval provided for inducement grants under the Inducement Listing Rule.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual premises and respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

INTERPRETATION

1.1.
Definitions

In this Agreement, unless there is something in the subject matter or context inconsistent therewith, words and terms used herein will have the meanings set forth herein. To the extent a capitalized term is used herein and not otherwise defined, it shall have the meaning prescribed under the Plan:

(1)
“Affiliate” has the meaning ascribed thereto under the Canada Business Corporations Act in effect on the date hereof;
(2)
“Expiry Date” means the close of business on [●] or such later date as may be extended pursuant to the terms of the Plan;
(3)
“Legal Representative” means a committee or duly appointed attorney of the Optionee or of the estate of the Optionee on the grounds that the Optionee is incapable, by reason of physical or mental infirmity, of managing his or her affairs;

(4)
“Option Exercise Form” has the meaning under Section 2.4 of this Agreement;
(5)
“Plan” means the Amended and Restated 2025 Inducement Equity Incentive Plan of the Company, as the same may from time to time be supplemented or amended and in effect;
(6)
“Separate Agreement” has the meaning under Section 2.2 of this Agreement;
1.2.
Interpretation

For the purposes of this Agreement, except as otherwise provided:

(7)
“this Agreement” means this Nonqualified Share Option Agreement as it may from time to time be supplemented or amended and in effect, and which is deemed to be an Award Agreement in accordance with the Plan;
(8)
all references in this Agreement to “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;
(9)
the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;
(10)
the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;
(11)
the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non‑limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto;
(12)
where the time for doing an act falls or expires on a day other than a Business Day, the time for doing such act is extended to the next day which is a Business Day;
(13)
any reference to a statute is a reference to the applicable statute and to any regulations made pursuant thereto and includes all amendments made thereto and in force from time to time and any statute or regulation that has the effect of supplementing or superseding such statute or regulation; and
(14)
any other capitalized terms not defined herein but defined in the Plan shall have the meaning as set out in the Plan.

ARTICLE II

THE OPTION

2.1
Grant

Subject to the provisions of this Agreement and the Plan, on the Date of Grant set forth above, the Company hereby grants to the Optionee an option to purchase [●] Common Shares (the “Option”) at an exercise price of $[●] per share (the “Exercise Price”), subject to adjustment pursuant to Section 10.3 of the Plan in respect of transactions occurring after the date hereof. The Common Shares underlying the Option will vest, if at all, in accordance with the terms set forth in Section 2.8 hereof.

2.2.
Expiry of Option

Subject to the terms of the Plan, the provisions of this Agreement below, and/or any written employment or service agreement, offer letter, change in control severance agreement, or any other agreement that, prior to the Date of Grant, has been entered into between the Optionee and the Company or any subsidiary of the Company or any Affiliate of the Company (such agreement, a “Separate Agreement”), the Option will expire upon the earliest to occur of the following:

1.
the Expiry Date;
2.
the date which is 90 days after the Optionee ceases to be a Service Provider due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates without Cause or due to voluntary termination of employment by the Optionee (other than Retirement);
3.
the date which is 180 days from the date the Optionee ceases to be a Service Provider due to Retirement;
4.
the date on which the Optionee ceases to be a Service Provider due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates for Cause or material breach of the Optionee’s duty to the Company or any of its subsidiaries or any of its Affiliates;
5.
the date which is 365 days from the date the Optionee ceases to be a Service Provider due to disability; and
6.
the date which is 365 days from the date the Optionee ceases to be a Service Provider due to death;

however, in the event of the death of the Optionee occurring during the time period specified in subsections 2.2(2) and 2.2(3) above, subject to earlier expiry on the Expiry Date, the Option will expire on the date which is 365 days after the date the Optionee ceased to be a Service Provider.

For greater certainty, for the purpose of this Agreement and the Plan, the date on which the employment of the Optionee is terminated without Cause or pursuant to voluntary resignation shall be deemed to be the last day the Optionee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and not during or as of the end of any period following such date during which the Optionee is in receipt of, or entitled to receive, statutory, contractual or common law notice of termination or any compensation in lieu of such notice.

Further, and notwithstanding the above, and for greater certainty for the purposes of this Agreement and the Plan, if the Optionee’s employment is terminated by the Company, any of its subsidiaries or any of its Affiliates and prior thereto, concurrently therewith or immediately thereafter the Optionee commences employment with the Company, any of its subsidiaries or any of its Affiliates, as the case may be, the Optionee will not cease to be a Service Provider and the determination of the expiry date of the Option pursuant to subsection 2.2(2) will not apply to such event.

2.3.
Nontransferability of Option

The Option is not transferable or assignable by the Optionee except as expressly permitted under Section 10.2 of the Plan.

2.4.
Manner of Exercise

Subject to the terms of the Plan, the Option may be exercised by (i) delivering to the Company, prior to the expiry of the Option, an option exercise form duly executed by the Optionee or its Legal Representative (the “Option Exercise Form”) substantially in the form of Schedule “A” completed and executed in a manner acceptable to the Company, acting reasonably, or (ii) in a manner and pursuant to such procedures as the Board of Directors may determine, which will state the election to exercise the Option (with appropriate proof of completion of such exercise procedure) (the “Alternative Exercise Procedure”). The Option Exercise Form or the completion of the Alternative Exercise Procedure (as applicable) must be accompanied by payment in full for the number of Common Shares in respect of which the Option is being exercised, in cash, bank draft, certified cheque or other form of payment acceptable to the Company, made payable to the Company at its principal place of business at the time of the exercise of the Option.

Payment of the aggregate exercise price will be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) cheque; (c) consideration received by the Company under a formal cashless exercise (which, for clarity, may include net exercise) program adopted by the Company in connection with the Plan; or (d) surrender of other Common Shares which have a Fair Market Value Price on the date of surrender equal to the aggregate exercise price of the exercised Common Shares, provided that accepting such Common Shares, in the sole discretion of the Board of Directors, will not result in any adverse accounting consequences to the Company.

At the time the Optionee exercises the Option, in whole or in part, and at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee by the Company, any of its subsidiaries or any of its Affiliates and otherwise agree to make adequate provision for any sums required to satisfy the U.S. and Canadian federal, provincial, state, local and foreign tax withholding obligations of the Company, its subsidiaries or its Affiliates, if any, which arise in connection with the exercise of the Option.

The Optionee may not exercise the Option unless the tax withholding obligations of the Company, any of its subsidiaries and/or any of its Affiliate are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company will have no obligation to issue a certificate for such Common Shares, unless such obligations are satisfied.

2.5.
Issuance of Shares

The Company will have no obligation to issue Common Shares upon the exercise of the Option unless the Board of Directors is satisfied that the issuance of such Common Shares to the Optionee will be exempt from all registration or qualification requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may from time to time be listed or posted for trading.

2.6.
Compliance with Laws

The Board of Directors may from time to time take such steps and require such documentation from the Optionee which in its opinion is necessary or desirable to ensure compliance with all applicable laws. The Board of Directors may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the exercise of any Option in order to ensure such compliance, including the endorsement of a legend on any certificate representing Common Shares acquired on the exercise of the Option to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

2.7.
Delivery of Share Certificates

Subject to Sections 2.5 and 2.6, the Company will, as soon as practicable after receipt of the Option Exercise Form or the confirmation of the completion of the Alternative Exercise Procedure and the payment referred to in Section 2.4 issue and deliver a certificate or certificates representing the Common Shares so purchased.

2.8.
Vesting Conditions; Cessation of Employment
(1)
Vesting Conditions. Except as provided in Section 2.8(2) and Section 2.8(3) below , the Option shall vest as to ¼ (one quarter) of the underlying Common Shares on first anniversary of the Date of Grant, and as to 1/48 (one forty-eighth) of the underlying Common Shares in equal monthly installments for 48 months thereafter, with such monthly vesting to occur on the last day of the applicable month; provided, that no portion of the Option shall vest pursuant to this Agreement unless the Optionee has continuously remained a Service Provider from the Date of Grant through the applicable vesting date.
(2)
Cessation of Employment. Except as expressly provided for in this Agreement or in a Separate Agreement, if the Optionee ceases to be a Service Provider for any reason, including due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates without Cause or alleged constructive dismissal or due to voluntary termination by the Optionee, all Common Shares subject to the Option granted under this Agreement which are not yet vested and exercisable as provided for above will automatically and immediately be cancelled for no consideration on the effective date of such termination, which shall be deemed to be the last day the Optionee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and no statutory, contractual or common law notice entitlement or any entitlement to compensation in lieu of such notice shall operate to extend the vesting of the Option past said deemed termination date.
(3)
Change of Control. Notwithstanding anything to the contrary in the Plan or this Agreement, if the Optionee ceases to be a Service Provider due to a termination of employment by the Company without Cause or the Optionee terminates his or her employment for Good Reason (but only if the Optionee is party to a Separate Agreement that contains a definition of “Good Reason”), in either case within the twelve (12) month period following a Change of Control, to the extent any portion of the Option is outstanding and unvested immediately prior to such termination of employment, such outstanding and unvested portion of the Option, if any, will automatically vest in full upon such termination of employment.

Further, and notwithstanding the above, and for greater certainty for the purposes of this Agreement and the Plan, if the Optionee’s employment is terminated by the Company, any of its subsidiaries or any of its Affiliates and prior thereto, concurrently therewith or immediately thereafter the Optionee commences employment with the Company, any of its subsidiaries or any of its Affiliates, as the case may be, the Optionee will not cease to be a Service Provider and the vesting of the Option will not change as a result of such event.

Further, and notwithstanding the above, the Board of Directors may at its discretion accelerate the vesting of the Option, provided that the Board of Directors determines that such acceleration is appropriate and in the best interest of the Company in the circumstances and it is agreed and acknowledged that there is no obligation on the Board of Directors to exercise such discretion nor shall the Board of Directors be required to provide reasons for exercise or non-exercise of such discretion.

2.9.
Forfeiture; Recovery of Compensation

The Compensation Committee may cancel, rescind, withhold or otherwise limit or restrict the Option at any time if the Optionee is not in compliance with all applicable provisions of this Agreement and the Plan. By accepting this Option, the Optionee expressly acknowledges and agrees that his or her rights under this Agreement, and those of any permitted transferee of this Agreement, including the right to any Common Shares acquired under this Agreement or proceeds from the disposition thereof, are subject to the Xenon Pharmaceuticals Clawback Policy, as such policy may be amended and in effect from time to time (and any successor or similar policy), to the extent applicable, and Section 10.5 of the Plan (including any successor provision). Nothing in the preceding sentence shall be construed as limiting the general application of Section 5.12 of this Agreement.

2.10.
Taxes

The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Common Shares upon exercises of the Option, are subject to the satisfaction of all taxes required to be withheld with respect to the Option. Unless otherwise determined by the Company, the Optionee shall satisfy his or her tax withholding obligations by remitting to the Company by cash or check an amount sufficient to satisfy all taxes required to be withheld. The Optionee authorizes the Company and its subsidiaries to withhold any amounts due in respect of any required tax withholdings or payments by withholding from any amounts otherwise owed to the Optionee, but nothing in this Section 2.10 shall be construed as relieving the Optionee of any liability for satisfying his or her tax obligations relating to the Option.

Notwithstanding anything in this Agreement to the contrary, the Optionee acknowledges and agrees that the Optionee shall remain fully responsible for satisfying his or her tax obligations relating to the Option in all cases.

ARTICLE III

ADJUSTMENTS

3.1
Adjustments

This Agreement will be amended by the Company unilaterally (without the need of consent or notice to the Optionee) upon the occurrence of the events referred to in Section 10.3(a) of the Plan so that the rights of the Optionee hereunder, including the number of Common Shares that may be purchased on the exercise of the Option and the Exercise Price at which such Common Shares may be purchased, will be adjusted in accordance with the provisions set forth in the Plan. Successive adjustments will be made in the case of the occurrence of more than one such event as provided for therein, but, in the case of each such event, only from and after the occurrence of such event. Without limiting the other provisions of this Agreement, this Option is subject to the provisions of Section 10.3 of the Plan.

ARTICLE IV

COVENANTS AND REPRESENTATIONS

4.1
Representations and Covenants of the Company
(1)
The Company hereby covenants that it will reserve or cause to be reserved for allotment sufficient Common Shares for issue to the Optionee of all Common Shares which may become issuable from time to time under the Option.
(2)
The Company represents that the Optionee is a bona fide employee of the Company or of a subsidiary of the Company on the Date of Grant.
4.2.
Representations and Covenants of the Optionee

The Optionee hereby represents and covenants that:

(1)
the Optionee is an employee of the Company or of a subsidiary of the Company on the Date of Grant;
(2)
the Optionee’s participation in the Plan is voluntary;

(3)
the Optionee is aware that the grant of the Option and the issuance by the Company of Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the Option or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any Option or issue any Common Shares upon the exercise of an Option will cease;
(4)
if the Optionee ceases to be a Service Provider due to termination of employment by the Company, any of its subsidiaries or any of its Affiliates without cause or alleged constructive dismissal or due to voluntary termination by the Optionee, the Optionee will not make any claims for continued vesting of the Option past the effective date of such termination, which shall be deemed to be the last day the Optionee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and will not make any claims for compensation in lieu of statutory, contractual or common law notice or damages relating thereto;
(5)
if the Optionee or the Legal Representative of the Optionee exercises the Option, the Optionee or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares purchased upon the exercise of the Option, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may be listed or posted for trading, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States; and
(6)
the Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities and the Optionee will not make any claim against the Company, any of its subsidiaries, any of its Affiliates or any of their respective officers, directors or employees related to tax liabilities arising from the Option or any of the Optionee’s other compensation.

ARTICLE V

MISCELLANEOUS

5.1.
Section 409A

This Option is intended to be exempt from Section 409A of the Code and shall be construed and administered in accordance with that intent. Notwithstanding the foregoing, in no event will the Company have any liability relating to the failure or alleged failure of any payment or benefit under this Agreement to comply with, or be exempt from, the requirements of Section 409A of the Code.

5.2.
Notices

Any notice or other communication required or permitted to be delivered under this Agreement will be considered delivered only if in writing and when it is actually delivered (which delivery may be by telex, telecopy or other telecommunications device) to the attention of the party to whom it is intended at the principal business address of the Company, if addressed to the Company, or to the address specified above, if to the Optionee, or to such other address as such party may designate to the other party by notice in writing delivered in accordance with this Section 5.2.

5.3.
Interpretation; Administration

Any question arising as to the interpretation of this Agreement will be determined by the Board of Directors and/or the Compensation Committee and, absent manifest error, such determination will be conclusive and binding on the Company and the Optionee. Either the Board of Directors or the Compensation Committee may administer and make determinations under this Agreement and references to the Board of Directors in this Agreement shall refer to the Board of Directors and/or the Compensation Committee, as applicable.

5.4.
Further Assurances

Each of the parties hereto will, on demand by the other party hereto, execute and deliver all such further documents and instruments and do all such further acts and things as the party may either before or after the execution and delivery of this Agreement reasonably request to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement.

5.5.
Severability

If any provision of this Agreement is determined to be void, illegal or unenforceable, such provision will be construed to be separate and severable from this Agreement and will not impair the validity, legality or enforceability of any other provision of this Agreement and the remainder of this Agreement will continue to be binding on the parties hereto as if such provision had been deleted.

5.6.
No Assignment

Neither this Agreement nor the Option may be assigned, transferred or charged in whole or in part by the Optionee, and any purported assignment, transfer or charge shall cause this Agreement and the Option to lapse forthwith and be null and void after that time.

5.7.
Burden and Benefit

This Agreement will be binding upon and will enure to the benefit of the Company and its successors and assigns and the Optionee and, if applicable, his or her Legal Representative.

5.8.
Time

Time will be of the essence in this Agreement.

5.9.
Effect on Employment

Neither the grant of the Option, nor the issuance of Common Shares upon the exercise of the Option, will give the Optionee any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline the Optionee at any time, or affect any right of the Optionee to terminate his or her employment at any time.

5.10.
Governing Law and Jurisdiction

This Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of the Province of British Columbia. Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with this Agreement to the exclusive jurisdiction of the courts of British Columbia.

5.11.
Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future awards that may be awarded under the Plan by electronic means or request the Optionee’s consent to participate in the Plan by electronic means, including, without limitation, by posting them on a website maintained by the Company or a third party under contract with the Company or through such methods indicated in this Agreement. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

If the Company posts such documents on a website, it shall notify the Optionee by e-mail or such other reasonable manner as then determined by the Company.

5.12.
Incorporation of the Terms of the Plan

This Agreement shall be deemed to have incorporated all the terms of the Plan and the Option granted hereunder shall be subject to the terms of the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

XENON PHARMACEUTICALS INC.

By:
Title: Corporate Secretary

[First Name Last_Name]

Schedule A, Option Exercise Form

OPTION EXERCISE FORM

FOR OPTIONS UNDER THE AMENDED AND RESTATED

2025 INDUCEMENT EQUITY INCENTIVE PLAN

TO:	Xenon Pharmaceuticals Inc. 3650 Gilmore Way Burnaby, BC, V5G 4W8

The undersigned hereby irrevocably gives notice, pursuant to the Amended and Restated 2025 Inducement Equity Incentive Plan of Xenon Pharmaceuticals Inc. (the “Company”), as the same may, from time to time, be supplemented or amended and in effect (the “Plan”) and the share option agreement(s) between the Company and the undersigned as listed on Exhibit A hereto (the “Share Option Agreement(s)”), of the exercise of the option(s) (the “Option(s)”) granted to the undersigned pursuant to the Plan and the Share Option Agreement(s) and hereby irrevocably agrees to purchase common shares as listed in Exhibit A by way of:

[Choose (check off) one of the following]	☐	Net exercise OR

	☐	Cash exercise

[Complete the following, as applicable]
Total exercise price enclosed herewith: $____________
Total taxes $____________	☐	Enclosed herewith OR
	☐	Deducted from next paycheque
☐

If permitted by the Company, withholding from proceeds of a sale of common shares acquired upon the exercise of the Option arranged by the Company (on the undersigned’s behalf pursuant to this authorization without further consent)

The undersigned tenders to the Company herewith an amount equal to the total exercise price for the common shares being purchased plus any amounts necessary to satisfy the tax withholding obligations in connection with such purchase.

The undersigned directs the Company to issue the Direct Registration Statement evidencing the common shares in the name of the undersigned to be sent electronically to the undersigned to the following e-mail address:

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the common shares, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the common shares subject to the Option(s), notwithstanding the exercise of the Option(s). The common shares so acquired will be issued in the name so designated above as soon as practicable after exercise of the Option(s). No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 10.3(a) of the Plan.

The undersigned understands that the undersigned may suffer adverse tax consequences as a result of the purchase or disposition of the common shares. The undersigned represents that the undersigned has consulted with any tax consultants the undersigned deems advisable in connection with the purchase or disposition of the common shares and that the undersigned is not relying on the Company for any tax advice.

This notice and all matters arising hereunder will be governed by and construed in accordance with the laws of the Province of British Columbia. Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with this notice to the exclusive jurisdiction of the courts of British Columbia.

DATED the ______ day of ____________, ______

Signature of Witness	Signature of Participant

Name of Witness (please print)	Name of Participant (please print)

Return the Option Exercise Form, along with (as applicable) your certified cheque, bank draft or money order to:

Xenon Pharmaceuticals Inc.

3650 Gilmore Way, Burnaby, B.C.

Canada V5G 4W8

AMENDED AND RESTATED 2025 INDUCEMENT EQUITY INCENTIVE PLAN

XENON PHARMACEUTICALS INC.

RESTRICTED SHARE UNIT AWARD AGREEMENT

THIS AGREEMENT made on [________] (the “Date of Grant”)

AMONG:

Xenon Pharmaceuticals Inc., a company incorporated under the laws of Canada
(the “Company”)

AND:

[First Name, Last Name, Title]
(the “Grantee”)

WHEREAS:

A. The Grantee is a newly employed employee of the Company or one of its subsidiaries who (i) was not previously an employee of the Company or any of its subsidiaries or a Director, or (ii) is returning to employment with the Company following a bona-fide period of non-employment with the Company or any of its subsidiaries;

B. The Company considers that the grant to the Grantee of a Restricted Share Unit Award to be an inducement material to the Grantee’s entering into employment with the Company or any of its subsidiaries in accordance with the Inducement Listing Rule; and

C. This Restricted Share Unit Award is granted pursuant to the exception to shareholder approval provided for inducement grants under the Inducement Listing Rule.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual premises and respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

INTERPRETATION

1.1.
Definitions

In this Agreement, unless there is something in the subject matter or context inconsistent therewith, words and terms used herein will have the meanings set forth herein. To the extent a capitalized term is used herein and not otherwise defined, it shall have the meaning prescribed under the Plan:

(15)
“Affiliate” has the meaning ascribed thereto under the Canada Business Corporations Act in effect on the date hereof;
(16)
“Legal Representative” means a committee or duly appointed attorney of the Grantee or of the estate of the Grantee on the grounds that the Grantee is incapable, by reason of physical or mental infirmity, of managing his or her affairs;
(17)
“Plan” means the Amended and Restated 2025 Inducement Equity Incentive Plan of the Company, as the same may from time to time be supplemented or amended and in effect;
(18)
“Separate Agreement” has the meaning under Section 2.6(2) of this Agreement;

1.2.
Interpretation

For the purposes of this Agreement, except as otherwise provided:

(19)
“this Agreement” means this Restricted Share Unit Award Agreement as it may from time to time be supplemented or amended and in effect, and which is deemed to be an Award Agreement in accordance with the Plan;
(20)
all references in this Agreement to “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;
(21)
the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;
(22)
the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;
(23)
the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non‑limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto;
(24)
where the time for doing an act falls or expires on a day other than a Business Day, the time for doing such act is extended to the next day which is a Business Day;
(25)
any reference to a statute is a reference to the applicable statute and to any regulations made pursuant thereto and includes all amendments made thereto and in force from time to time and any statute or regulation that has the effect of supplementing or superseding such statute or regulation; and
(26)
any other capitalized terms not defined herein but defined in the Plan shall have the meaning as set out in the Plan.

ARTICLE II

THE RSUS

2.1
Grant

Subject to the provisions of this Agreement and the Plan, on the Date of Grant set forth above, the Company hereby grants to the Grantee a Restricted Share Unit Award consisting of [•] restricted share units (the “RSUs”), giving the Grantee the conditional right to receive, on the terms and conditions provided herein and in the Plan, one Common Share with respect to each RSU forming part of this Award, subject to adjustment pursuant to Section 10.3 of the Plan in respect of transactions occurring after the date hereof. The RSUs will vest, if at all, in accordance with the terms set forth on Exhibit A hereto.

2.2.
Nontransferability of RSUs

The Restricted Share Unit Award is not transferable or assignable by the Grantee except as expressly permitted under Section 10.2 of the Plan.

2.3.
Issuance of Shares

The Company will have no obligation to issue Common Shares upon the vesting or settlement of the RSUs unless the Board of Directors is satisfied that the issuance of such Common Shares to the Grantee will be exempt from all registration or qualification requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may from time to time be listed or posted for trading.

2.4.
Compliance with Laws

The Board of Directors may from time to time take such steps and require such documentation from the Grantee which in its opinion is necessary or desirable to ensure compliance with all applicable laws. The Board of Directors may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the settlement of any RSUs in order to ensure such compliance, including the endorsement of a legend on any certificate representing Common Shares acquired on the settlement of the RSUs to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

2.5.
Delivery of Share Certificates

Subject to Sections 2.3 and 2.4, the Company will, as soon as practicable after the issuance of any Common Shares in settlement of the RSUs, issue and deliver a certificate or certificates representing the Common Shares so issued.

2.6.
Vesting Conditions; Cessation of Employment; Change of Control
(1)
Vesting Conditions. Except as provided in Section 2.6(2) and Section 2.6(3) below, the RSUs shall vest on the applicable “Vesting Date” (as such term is defined in Exhibit A); provided, that no RSUs shall vest pursuant to this Agreement unless the Grantee has continuously remained a Service Provider from the Date of Grant through the applicable Vesting Date.
(2)
Cessation of Employment. Except as expressly provided for in this Agreement or in a written employment or service agreement, offer letter, change in control severance agreement, or any other agreement that, prior to the Date of Grant, has been entered into between the Grantee and the Company or any subsidiary of the Company or any Affiliate of the Company (such agreement, a “Separate Agreement”), if the Grantee ceases to be a Service Provider for any reason, including due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates without Cause or alleged constructive dismissal or due to voluntary termination by the Grantee, all outstanding RSUs granted under this Agreement will automatically and immediately be cancelled for no consideration on the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and no statutory, contractual or common law notice entitlement or any entitlement to compensation in lieu of such notice shall operate to extend the vesting of the RSUs past said deemed termination date.
(3)
Change of Control. Notwithstanding anything to the contrary in the Plan or this Agreement, in the event of a Change of Control, the treatment of the RSUs in connection with such Change of Control shall be as set forth in Exhibit A.

For greater certainty, for the purpose of this Agreement and the Plan, the date on which the employment of the Grantee is terminated without Cause or pursuant to voluntary resignation shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and not during or as of the end of any period following such date during which the Grantee is in receipt of, or entitled to receive, statutory, contractual or common law notice of termination or any compensation in lieu of such notice.

Further, and notwithstanding the above, and for greater certainty for the purposes of this Agreement and the Plan, if the Grantee’s employment is terminated by the Company, any of its subsidiaries or any of its Affiliates and prior thereto, concurrently therewith or immediately thereafter the Grantee commences employment with the Company, any of its subsidiaries or any of its Affiliates, as the case may be, the Grantee will not cease to be a Service Provider and the vesting of the RSUs will not change as a result of such event.

Further, and notwithstanding the above, the Board of Directors may at its discretion accelerate the vesting of the RSUs, provided that the Board of Directors determines that such acceleration is appropriate and in the best interest of the Company in the circumstances and it is agreed and acknowledged that there is no obligation on the Board of Directors to exercise such discretion nor shall the Board of Directors be required to provide reasons for exercise or non-exercise of such discretion.

2.7.
Settlement of RSUs

The Company shall, as soon as practicable upon the vesting of a RSU hereunder but in no event later than March 15th of the year following the year in which the applicable RSU vests, with respect to each such RSU that so vests, transfer one (1) Common Share to the Grantee (or, in the event of the Grantee’s death, to the person to whom this Restricted Share Unit Award has passed by will or the laws of descent and distribution).

2.8.
Forfeiture; Recovery of Compensation

The Board of Directors may cancel, rescind, withhold or otherwise limit or restrict this Restricted Share Unit Award at any time if the Grantee is not in compliance with all applicable provisions of this Agreement and the Plan. By accepting this Restricted Share Unit Award, the Grantee expressly acknowledges and agrees that his or her rights under this Restricted Share Unit Award, and those of any permitted transferee of this Restricted Share Unit Award, including the right to any Common Shares acquired under this Restricted Share Unit Award or proceeds from the disposition thereof, are subject to the Xenon Pharmaceuticals Clawback Policy, as such policy may be amended and in effect from time to time (and any successor or similar policy), to the extent applicable, and Section 10.5 of the Plan (including any successor provision). Nothing in the preceding sentence shall be construed as limiting the general application of Section 5.12 of this Agreement.

2.9.
Dividends; Other Rights

This Restricted Share Unit Award shall not be interpreted to bestow upon the Grantee any equity interest or ownership in the Company or any Affiliate prior to the date on which the Company delivers Common Shares (if any) to the Grantee. The Grantee is not entitled to vote any Common Shares by reason of the granting of this Restricted Share Unit Award nor is the Grantee entitled to receive or be credited with any dividends declared and payable on any Common Share prior to the date on which any such share is delivered to the Grantee hereunder. The Grantee shall have the rights of a shareholder only as to those Common Shares, if any, that are actually delivered under this Restricted Share Unit Award.

2.10.
Taxes

The Grantee expressly acknowledges that the vesting and/or settlement of the RSUs acquired hereunder may give rise to “wages” subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to receive Common Shares following the vesting of any portion of the Restricted Share Unit Award, are subject to the satisfaction of all taxes required to be withheld with respect to the Restricted Share Unit Award. Unless otherwise determined by the Company the Company shall satisfy the applicable taxes required to be withheld in connection with the vesting and/or settlement of the RSUs by withholding from the Common Shares that would otherwise be delivered in connection with the vesting and/or settlement of the RSUs hereunder a number of Common Shares having a fair market value equal to the minimum statutory amount required to be withheld to satisfy such tax withholding obligations. The Grantee authorizes the Company and its subsidiaries to withhold any amounts due in respect of any required tax withholdings or payments by withholding from any amounts otherwise owed to the Grantee, but nothing in this Section 2.10 shall be construed as relieving the Grantee of any liability for satisfying his or her tax obligations relating to the Restricted Share Unit Award.

Notwithstanding anything in this Agreement to the contrary, the Grantee acknowledges and agrees that the Grantee shall remain fully responsible for satisfying his or her tax obligations relating to the Restricted Share Unit Award in all cases.

ARTICLE III

ADJUSTMENTS

3.1
Adjustments

This Agreement will be amended by the Company unilaterally (without the need of consent or notice to the Grantee) upon the occurrence of the events referred to in Section 10.3(a) of the Plan so that the rights of the Grantee hereunder, including the number of Common Shares subject to the Restricted Share Unit Award, will be adjusted in accordance with the provisions set forth in the Plan. Successive adjustments will be made in the case of the occurrence of more than one such event as provided for therein, but, in the case of each such event, only from and after the occurrence of such event. Without limiting the other provisions of this Agreement, this Restricted Share Unit Award is subject to the provisions of Section 10.3 of the Plan.

ARTICLE IV

COVENANTS AND REPRESENTATIONS

4.1
Representations and Covenants of the Company
(3)
The Company hereby covenants that it will reserve or cause to be reserved for allotment sufficient Common Shares for issue to the Grantee of all Common Shares which may become issuable from time to time under the Restricted Share Unit Award.
(4)
The Company represents that the Grantee is a bona fide employee of the Company or of a subsidiary of the Company on the Date of Grant.
4.2.
Representations and Covenants of the Grantee

The Grantee hereby represents and covenants that:

(7)
the Grantee is an employee of the Company or of a subsidiary of the Company on the Date of Grant;
(8)
the Grantee’s participation in the Plan is voluntary;
(9)
the Grantee is aware that the grant of the Restricted Share Unit Award and the issuance by the Company of Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the RSUs or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any RSUs or issue any Common Shares upon the vesting or settlement of any RSUs will cease;

(10)
if the Grantee ceases to be a Service Provider due to termination of employment by the Company, any of its subsidiaries or any of its Affiliates without cause or alleged constructive dismissal or due to voluntary termination by the Grantee, the Grantee will not make any claims for continued vesting of RSUs past the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and will not make any claims for compensation in lieu of statutory, contractual or common law notice or damages relating thereto;
(11)
if the Grantee or the Legal Representative of the Grantee receives any Common Shares in respect of the RSUs, the Grantee or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares received in respect of the RSUs, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may be listed or posted for trading, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States; and
(12)
the Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s tax liabilities and the Grantee will not make any claim against the Company, any of its subsidiaries, any of its Affiliates or any of their respective officers, directors or employees related to tax liabilities arising from the RSUs or any of the Grantee’s other compensation.

ARTICLE V

MISCELLANEOUS

5.1.
Section 409A

This Restricted Share Unit Award is intended to be exempt from Section 409A of the Code as a short-term deferral thereunder and shall be construed and administered in accordance with that intent. Notwithstanding the foregoing, in no event will the Company have any liability relating to the failure or alleged failure of any payment or benefit under this Agreement to comply with, or be exempt from, the requirements of Section 409A of the Code.

5.2.
Notices

Any notice or other communication required or permitted to be delivered under this Agreement will be considered delivered only if in writing and when it is actually delivered (which delivery may be by telex, telecopy or other telecommunications device) to the attention of the party to whom it is intended at the principal business address of the Company, if addressed to the Company, or to the address specified above, if to the Grantee, or to such other address as such party may designate to the other party by notice in writing delivered in accordance with this Section 5.2.

5.3.
Interpretation; Administration

Any question arising as to the interpretation of this Agreement will be determined by the Board of Directors and/or the Compensation Committee and, absent manifest error, such determination will be conclusive and binding on the Company and the Grantee. Either the Board of Directors or the Compensation Committee may administer and make determinations under this Agreement and references to the Board of Directors in this Agreement shall refer to the Board of Directors and/or the Compensation Committee, as applicable.

5.4.
Further Assurances

Each of the parties hereto will, on demand by the other party hereto, execute and deliver all such further documents and instruments and do all such further acts and things as the party may either before or after the execution and delivery of this Agreement reasonably request to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement.

5.5.
Severability

If any provision of this Agreement is determined to be void, illegal or unenforceable, such provision will be construed to be separate and severable from this Agreement and will not impair the validity, legality or enforceability of any other provision of this Agreement and the remainder of this Agreement will continue to be binding on the parties hereto as if such provision had been deleted.

5.6.
No Assignment

Neither this Agreement nor the Restricted Share Unit Award may be assigned, transferred or charged in whole or in part by the Grantee, and any purported assignment, transfer or charge shall cause this Agreement and the Restricted Share Unit Award to lapse forthwith and be null and void after that time.

5.7.
Burden and Benefit

This Agreement will be binding upon and will enure to the benefit of the Company and its successors and assigns and the Grantee and, if applicable, his or her Legal Representative.

5.8.
Time

Time will be of the essence in this Agreement.

5.9.
Effect on Employment

Neither the grant of this Restricted Share Unit Award, nor the issuance of Common Shares upon the vesting or settlement of any RSUs, will give the Grantee any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her employment at any time.

5.10.
Governing Law and Jurisdiction

This Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of the Province of British Columbia. Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with this Agreement to the exclusive jurisdiction of the courts of British Columbia.

5.11.
Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to RSUs awarded under the Plan or future awards that may be awarded under the Plan by electronic means or request the Grantee’s consent to participate in the Plan by electronic means, including, without limitation, by posting them on a website maintained by the Company or a third party under contract with the Company or through such methods indicated in this Agreement. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

If the Company posts such documents on a website, it shall notify the Grantee by e-mail or such other reasonable manner as then determined by the Company.

5.12.
Incorporation of the Terms of the Plan

This Agreement shall be deemed to have incorporated all the terms of the Plan and the RSUs granted hereunder shall be subject to the terms of the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

XENON PHARMACEUTICALS INC.

By:
Title: Corporate Secretary

[First Name Last_Name]

Exhibit A

1.
General. The RSUs will vest as to twenty-five percent (25%) of the RSUs on each of the first four (4) anniversaries of the Date of Grant (each such vesting date, a “Vesting Date”), subject to the Grantee continuously remaining a Service Provider through the applicable Vesting Date.
2.
Treatment of RSUs on a Change of Control. Notwithstanding anything in this Exhibit A, if the Grantee ceases to be a Service Provider due to a termination of employment by the Company without Cause or the Grantee terminates his or her employment for Good Reason (but only if the Grantee is party to a Separate Agreement that contains a definition of “Good Reason”), in either case within the twelve (12) month period following a Change of Control, to the extent any RSUs are outstanding and unvested immediately prior to such termination of employment, such outstanding RSUs, if any, will automatically vest in full upon such termination of employment.

AMENDED AND RESTATED 2025 INDUCEMENT EQUITY INCENTIVE PLAN

XENON PHARMACEUTICALS INC.

PERFORMANCE SHARE AWARD AGREEMENT

THIS AGREEMENT made on [________] (the “Date of Grant”)

AMONG:

Xenon Pharmaceuticals Inc., a company incorporated under the laws of Canada
(the “Company”)

AND:

[First Name, Last Name, Title]
(the “Grantee”)

WHEREAS:

A. The Grantee is a newly employed employee of the Company or one of its subsidiaries who (i) was not previously an employee of the Company or any of its subsidiaries or a Director, or (ii) is returning to employment with the Company following a bona-fide period of non-employment with the Company or any of its subsidiaries;

B. The Company considers that the grant to the Grantee of a Performance Share Award to be an inducement material to the Grantee’s entering into employment with the Company or any of its subsidiaries in accordance with the Inducement Listing Rule; and

C. This Performance Share Award is granted pursuant to the exception to shareholder approval provided for inducement grants under the Inducement Listing Rule.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual premises and respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

INTERPRETATION

1.1.
Definitions

In this Agreement, unless there is something in the subject matter or context inconsistent therewith, words and terms used herein will have the meanings set forth herein. To the extent a capitalized term is used herein and not otherwise defined, it shall have the meaning prescribed under the Plan:

(27)
“Affiliate” has the meaning ascribed thereto under the Canada Business Corporations Act in effect on the date hereof;
(28)
“Legal Representative” means a committee or duly appointed attorney of the Grantee or of the estate of the Grantee on the grounds that the Grantee is incapable, by reason of physical or mental infirmity, of managing his or her affairs;
(29)
“Plan” means the Amended and Restated 2025 Inducement Equity Incentive Plan of the Company, as the same may from time to time be supplemented or amended and in effect;
(30)
“Separate Agreement” has the meaning under Section 2.6(2) of this Agreement;

1.2.
Interpretation

For the purposes of this Agreement, except as otherwise provided:

(31)
“this Agreement” means this Performance Share Award Agreement as it may from time to time be supplemented or amended and in effect, and which is deemed to be an Award Agreement in accordance with the Plan;
(32)
all references in this Agreement to “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;
(33)
the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;
(34)
the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;
(35)
the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non‑limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto;
(36)
where the time for doing an act falls or expires on a day other than a Business Day, the time for doing such act is extended to the next day which is a Business Day;
(37)
any reference to a statute is a reference to the applicable statute and to any regulations made pursuant thereto and includes all amendments made thereto and in force from time to time and any statute or regulation that has the effect of supplementing or superseding such statute or regulation; and
(38)
any other capitalized terms not defined herein but defined in the Plan shall have the meaning as set out in the Plan.

ARTICLE II

THE PSUS

2.1.
Grant

Subject to the provisions of this Agreement and the Plan, on the Date of Grant set forth above, the Company hereby grants to the Grantee a Performance Share Award consisting of [•] performance-based restricted share units (the “PSUs”), giving the Grantee the conditional right to receive, on the terms and conditions provided herein and in the Plan, one Common Share with respect to each PSU forming part of this Award, subject to adjustment pursuant to Section 10.3 of the Plan in respect of transactions occurring after the date hereof. The percentage of the total number of PSUs that may be earned by the Grantee will be determined in accordance with Exhibit A hereto.

2.2.
Nontransferability of PSUs

The Performance Share Award is not transferable or assignable by the Grantee except as expressly permitted under Section 10.2 of the Plan.

2.3.
Issuance of Shares

The Company will have no obligation to issue Common Shares upon the vesting or settlement of the PSUs unless the Board of Directors is satisfied that the issuance of such Common Shares to the Grantee will be exempt from all registration or qualification requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may from time to time be listed or posted for trading.

2.4.
Compliance with Laws

The Board of Directors may from time to time take such steps and require such documentation from the Grantee which in its opinion is necessary or desirable to ensure compliance with all applicable laws. The Board of Directors may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the settlement of any PSUs in order to ensure such compliance, including the endorsement of a legend on any certificate representing Common Shares acquired on the settlement of the PSUs to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

2.5.
Delivery of Share Certificates

Subject to Sections 2.3 and 2.4, the Company will, as soon as practicable after the issuance of any Common Shares in settlement of the PSUs, issue and deliver a certificate or certificates representing the Common Shares so issued.

2.6.
Vesting Conditions; Cessation of Employment; Change of Control
(4)
Vesting Conditions. Except as provided in Section 2.6(2) and Section 2.6(3) below, the PSUs shall vest on the applicable “Vesting Date” (as such term is defined in Exhibit A) based on achievement of the applicable Milestone (as such term is defined in Exhibit A); provided, that no PSUs shall vest pursuant to this Agreement unless the Grantee has continuously remained a Service Provider from the Date of Grant through the applicable Vesting Date.
(5)
Cessation of Employment. Except as expressly provided for in this Agreement or in a written employment or service agreement, offer letter, change in control severance agreement, or any other agreement that, prior to the Date of Grant, has been entered into between the Grantee and the Company or any subsidiary of the Company or any Affiliate of the Company (such agreement, a “Separate Agreement”), if the Grantee ceases to be a Service Provider for any reason, including due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates without Cause or alleged constructive dismissal or due to voluntary termination by the Grantee, all outstanding PSUs granted under this Agreement will automatically and immediately be cancelled for no consideration on the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and no statutory, contractual or common law notice entitlement or any entitlement to compensation in lieu of such notice shall operate to extend the vesting of the PSUs past said deemed termination date.
(6)
Change of Control. Notwithstanding anything to the contrary in the Plan or this Agreement, in the event of a Change of Control, the treatment of the PSUs in connection with such Change of Control shall be as set forth in Exhibit A.

For greater certainty, for the purpose of this Agreement and the Plan, the date on which the employment of the Grantee is terminated without Cause or pursuant to voluntary resignation shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and not during or as of the end of any period following such date during which the Grantee is in receipt of, or entitled to receive, statutory, contractual or common law notice of termination or any compensation in lieu of such notice.

Further, and notwithstanding the above, and for greater certainty for the purposes of this Agreement and the Plan, if the Grantee’s employment is terminated by the Company, any of its subsidiaries or any of its Affiliates and prior thereto, concurrently therewith or immediately thereafter the Grantee commences employment with the Company, any of its subsidiaries or any of its Affiliates, as the case may be, the Grantee will not cease to be a Service Provider and the vesting of the PSUs will not change as a result of such event.

Further, and notwithstanding the above, the Board of Directors may at its discretion accelerate the vesting of the PSUs, provided that the Board of Directors determines that such acceleration is appropriate and in the best interest of the Company in the circumstances and it is agreed and acknowledged that there is no obligation on the Board of Directors to exercise such discretion nor shall the Board of Directors be required to provide reasons for exercise or non-exercise of such discretion.

2.7.
Settlement of PSUs

The Company shall, as soon as practicable upon the vesting of a PSU hereunder but in no event later than March 15th of the year following the year in which the applicable PSU vests and in no event later than December 31, [•], with respect to each such PSU that so vests, transfer one (1) Common Share to the Grantee (or, in the event of the Grantee’s death, to the person to whom this Performance Share Award has passed by will or the laws of descent and distribution).

2.8.
Forfeiture; Recovery of Compensation

The Board of Directors may cancel, rescind, withhold or otherwise limit or restrict this Performance Share Award at any time if the Grantee is not in compliance with all applicable provisions of this Agreement and the Plan. By accepting this Performance Share Award, the Grantee expressly acknowledges and agrees that his or her rights under this Performance Share Award, and those of any permitted transferee of this Performance Share Award, including the right to any Common Shares acquired under this Performance Share Award or proceeds from the disposition thereof, are subject to the Xenon Pharmaceuticals Clawback Policy, as such policy may be amended and in effect from time to time (and any successor or similar policy), to the extent applicable, and Section 10.5 of the Plan (including any successor provision). Nothing in the preceding sentence shall be construed as limiting the general application of Section 5.12 of this Agreement.

2.9.
Dividends; Other Rights

This Performance Share Award shall not be interpreted to bestow upon the Grantee any equity interest or ownership in the Company or any Affiliate prior to the date on which the Company delivers Common Shares (if any) to the Grantee. The Grantee is not entitled to vote any Common Shares by reason of the granting of this Performance Share Award nor is the Grantee entitled to receive or be credited with any dividends declared and payable on any Common Share prior to the date on which any such share is delivered to the Grantee hereunder. The Grantee shall have the rights of a shareholder only as to those Common Shares, if any, that are actually delivered under this Performance Share Award.

2.10.
Taxes

The Grantee expressly acknowledges that the vesting and/or settlement of the PSUs acquired hereunder may give rise to “wages” subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to receive Common Shares following the vesting of any portion of the Performance Share Award, are subject to the satisfaction of all taxes required to be withheld with respect to the Performance Share Award. Unless otherwise determined by the Company, the Company shall satisfy the applicable taxes required to be withheld in connection with the vesting and/or settlement of the PSUs by withholding from the Common Shares that would otherwise be delivered in connection with the vesting and/or settlement of the PSUs hereunder a number of Common Shares having a fair market value equal to the minimum statutory amount required to be withheld to satisfy such tax withholding obligations. The Grantee authorizes the Company and its subsidiaries to withhold any amounts due in respect of any required tax withholdings or payments by withholding from any amounts otherwise owed to the Grantee, but nothing in this Section 2.10 shall be construed as relieving the Grantee of any liability for satisfying his or her tax obligations relating to the Performance Share Award.

Notwithstanding anything in this Agreement to the contrary, the Grantee acknowledges and agrees that the Grantee shall remain fully responsible for satisfying his or her tax obligations relating to the Performance Share Award in all cases.

ARTICLE III

ADJUSTMENTS

3.1
Adjustments

This Agreement will be amended by the Company unilaterally (without the need of consent or notice to the Grantee) upon the occurrence of the events referred to in Section 10.3(a) of the Plan so that the rights of the Grantee hereunder, including the number of Common Shares subject to the Performance Share Award, will be adjusted in accordance with the provisions set forth in the Plan. Successive adjustments will be made in the case of the occurrence of more than one such event as provided for therein, but, in the case of each such event, only from and after the occurrence of such event. Without limiting the other provisions of this Agreement, this Performance Share Award is subject to the provisions of Section 10.3 of the Plan.

ARTICLE IV

COVENANTS AND REPRESENTATIONS

4.1
Representations and Covenants of the Company
(5)
The Company hereby covenants that it will reserve or cause to be reserved for allotment sufficient Common Shares for issue to the Grantee of all Common Shares which may become issuable from time to time under the Performance Share Award.
(6)
The Company represents that the Grantee is a bona fide employee of the Company or of a subsidiary of the Company on the Date of Grant.
4.2.
Representations and Covenants of the Grantee

The Grantee hereby represents and covenants that:

(13)
the Grantee is an employee of the Company or of a subsidiary of the Company on the Date of Grant;
(14)
the Grantee’s participation in the Plan is voluntary;
(15)
the Grantee is aware that the grant of the Performance Share Award and the issuance by the Company of Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the PSUs or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any PSUs or issue any Common Shares upon the vesting or settlement of any PSUs will cease;

(16)
if the Grantee ceases to be a Service Provider due to termination of employment by the Company, any of its subsidiaries or any of its Affiliates without cause or alleged constructive dismissal or due to voluntary termination by the Grantee, the Grantee will not make any claims for continued vesting of PSUs past the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and will not make any claims for compensation in lieu of statutory, contractual or common law notice or damages relating thereto;
(17)
if the Grantee or the Legal Representative of the Grantee receives any Common Shares in respect of the PSUs, the Grantee or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares received in respect of the PSUs, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may be listed or posted for trading, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States; and
(18)
the Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s tax liabilities and the Grantee will not make any claim against the Company, any of its subsidiaries, any of its Affiliates or any of their respective officers, directors or employees related to tax liabilities arising from the PSUs or any of the Grantee’s other compensation.

ARTICLE V

MISCELLANEOUS

5.1.
Section 409A

This Performance Share Award is intended to be exempt from Section 409A of the Code as a short-term deferral thereunder and shall be construed and administered in accordance with that intent. Notwithstanding the foregoing, in no event will the Company have any liability relating to the failure or alleged failure of any payment or benefit under this Agreement to comply with, or be exempt from, the requirements of Section 409A of the Code.

5.2.
Notices

Any notice or other communication required or permitted to be delivered under this Agreement will be considered delivered only if in writing and when it is actually delivered (which delivery may be by telex, telecopy or other telecommunications device) to the attention of the party to whom it is intended at the principal business address of the Company, if addressed to the Company, or to the address specified above, if to the Grantee, or to such other address as such party may designate to the other party by notice in writing delivered in accordance with this Section 5.2.

5.3.
Interpretation; Administration

Any question arising as to the interpretation of this Agreement will be determined by the Board of Directors and/or the Compensation Committee and, absent manifest error, such determination will be conclusive and binding on the Company and the Grantee. Either the Board of Directors or the Compensation Committee may administer and make determinations under this Agreement and references to the Board of Directors in this Agreement shall refer to the Board of Directors and/or the Compensation Committee, as applicable.

5.4.
Further Assurances

Each of the parties hereto will, on demand by the other party hereto, execute and deliver all such further documents and instruments and do all such further acts and things as the party may either before or after the execution and delivery of this Agreement reasonably request to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement.

5.5.
Severability

If any provision of this Agreement is determined to be void, illegal or unenforceable, such provision will be construed to be separate and severable from this Agreement and will not impair the validity, legality or enforceability of any other provision of this Agreement and the remainder of this Agreement will continue to be binding on the parties hereto as if such provision had been deleted.

5.6.
No Assignment

Neither this Agreement nor the Performance Share Award may be assigned, transferred or charged in whole or in part by the Grantee, and any purported assignment, transfer or charge shall cause this Agreement and the Performance Share Award to lapse forthwith and be null and void after that time.

5.7.
Burden and Benefit

This Agreement will be binding upon and will enure to the benefit of the Company and its successors and assigns and the Grantee and, if applicable, his or her Legal Representative.

5.8.
Time

Time will be of the essence in this Agreement.

5.9.
Effect on Employment

Neither the grant of this Performance Share Award, nor the issuance of Common Shares upon the vesting or settlement of any PSUs, will give the Grantee any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her employment at any time.

5.10.
Governing Law and Jurisdiction

This Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of the Province of British Columbia. Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with this Agreement to the exclusive jurisdiction of the courts of British Columbia.

5.11.
Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to PSUs awarded under the Plan or future awards that may be awarded under the Plan by electronic means or request the Grantee’s consent to participate in the Plan by electronic means, including, without limitation, by posting them on a website maintained by the Company or a third party under contract with the Company or through such methods indicated in this Agreement. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

If the Company posts such documents on a website, it shall notify the Grantee by e-mail or such other reasonable manner as then determined by the Company.

5.12.
Incorporation of the Terms of the Plan

This Agreement shall be deemed to have incorporated all the terms of the Plan and the PSUs granted hereunder shall be subject to the terms of the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

XENON PHARMACEUTICALS INC.

By:
Title: Corporate Secretary

[First Name Last_Name]